Exhibit 10.1 STEELCASE INC. Incentive Compensation Plan Amended and Restated July 9, 2025

i Contents ARTICLE 1. Establishment, Objectives, and Duration .......................................................................................... 1 ARTICLE 2. Definitions......................................................................................................................................... 1 ARTICLE 3. Administration .................................................................................................................................. 5 ARTICLE 4. Shares Subject to the Plan and Maximum Awards ........................................................................... 6 ARTICLE 5. Eligibility and Participation .............................................................................................................. 7 ARTICLE 6. Stock Options .................................................................................................................................... 8 ARTICLE 7. Stock Appreciation Rights ................................................................................................................ 8 ARTICLE 8. Restricted Stock ................................................................................................................................ 9 ARTICLE 9. Restricted Stock Units ..................................................................................................................... 10 ARTICLE 10. Performance Shares......................................................................................................................... 10 ARTICLE 11. Performance Units........................................................................................................................... 11 ARTICLE 12. Cash-Based Awards ........................................................................................................................ 12 ARTICLE 13. Phantom Shares ............................................................................................................................... 12 ARTICLE 14. Other Share-Based Awards ............................................................................................................. 13 ARTICLE 15. Performance Measures .................................................................................................................... 13 ARTICLE 16. Beneficiary Designation .................................................................................................................. 14 ARTICLE 17. Deferrals .......................................................................................................................................... 14 ARTICLE 18. Rights of Employees/Directors ....................................................................................................... 15 ARTICLE 19. Change in Control ........................................................................................................................... 15 ARTICLE 20. Change in Capitalization ................................................................................................................. 17 ARTICLE 21. Amendment, Modification, and Termination .................................................................................. 18 ARTICLE 22. Clawback......................................................................................................................................... 18 ARTICLE 23. Withholding .................................................................................................................................... 19 ARTICLE 24. Indemnification ............................................................................................................................... 19 ARTICLE 25. Successors ....................................................................................................................................... 19 ARTICLE 26. Legal Construction .......................................................................................................................... 19 ARTICLE 27. Execution ........................................................................................................................................ 21

Steelcase Inc. Incentive Compensation Plan ARTICLE 1. Establishment, Objectives, and Duration 1.1 Establishment of the Plan. Steelcase Inc., a Michigan corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Steelcase Inc. Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, Phantom Shares and Share-Based Awards. Notwithstanding any provision in the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder. The Plan as hereby amended and restated is effective as of July 9, 2025 (the "Effective Date"); provided, however, that the Plan as amended and restated shall be subject to the approval by the shareholders of the Company of the Plan at the annual meeting for such shareholders on July 9, 2025. This Plan shall apply to any Award granted on or after the Effective Date. 1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company. 1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 21 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions under Awards denominated in Shares, and with respect to all Awards, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date. ARTICLE 2. Definitions Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized: 2.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act. 2.2 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, Phantom Shares or Share-Based Awards. 2.3 "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan. 2.4 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act. 2.5 "Board" or "Board of Directors" means the Board of Directors of the Company.

2 2.6 "Cause" means (i) the Participant's willful and continued failure to perform substantially his or her duties with the Company or the Affiliate then employing him or her (other than any such failure resulting from incapacity due to physical or mental illness), or (ii) the Participant's willful engaging in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company; provided, that for purposes of this definition, no act or failure to act, on the Participant's part, will be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that his or her action or omission was in the best interests of the Company or the Affiliate then employing the Participant. 2.7 "Cash-Based Award" means an Award granted to a Participant, as described in Article 12 herein. 2.8 "Change in Control" of the Company shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred: (a) any Person (other than any Initial Holder or Permitted Transferee) (i) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below, and (ii) the combined voting power of the securities of the Company that are Beneficially Owned by such Person exceeds the combined voting power of the securities of the Company that are Beneficially Owned by all Initial Holders and Permitted Transferees at the time of such acquisition by such Person or at any time thereafter; or (b) the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date hereof, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with or involving any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereto), at least fifty-five percent (55%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Initial Holder or Permitted Transferee) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty-five percent (55%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

3 However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participant in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing Directors). Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership, directly or indirectly, in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions. 2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time. 2.10 "Committee" means the Compensation Committee of the Board. 2.11 "Company" means Steelcase Inc., a Michigan corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 25 herein. 2.12 "Competition" means directly or indirectly engaging in competition with the Company or any subdivision, subsidiary, or affiliate of the Company (collectively, the "Company Group") at any time during employment with the Company Group or during the three (3) year period following termination of employment with the Company Group, without prior approval of the administrative committee. A Plan Participant engages in competition if that person participates directly or indirectly in the manufacture, design or distribution of any products of the same type as those of the Company Group, including, but not limited to, office furniture, office systems or architectural products, or the providing of any related services, for or on behalf of any person or entity other than the Company and its authorized dealers, at any location within or without the United States of America. It is intended that this definition shall be enforced to the fullest extent permitted by law. If any part of this definition shall be construed to be invalid or unenforceable, in whole or in part, then such definition shall be construed in a manner so as to permit its enforceability to the fullest extent permitted by law. 2.13 "Director" means any individual who is a member of the Board; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall be considered an Employee under this Plan and, except for purposes of the definition of "Change in Control" under this Plan, shall not be considered a Director. 2.14 "Effective Date" shall have the meaning ascribed to such term in Section 1.1 hereof. 2.15 "Employee" means any employee of the Company or its Subsidiaries or Affiliates. Except for purposes of the definition of "Change in Control" under this Plan, Directors who are employed by the Company shall be considered Employees under this Plan. 2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto. 2.17 "Fair Market Value" shall be the closing sales price per Share for the date of grant on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; if the security is not listed for trading on a national securities exchange, the fair market value of a security as determined in good faith by the Board. 2.18 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

4 2.19 "Good Reason" means, if the Participant is a participant under the Company's Executive Severance Plan, the definition as set forth therein and for all other Participants the occurrence, on or after the date of a Change in Control and without the affected Participant's written consent, of (i) a material reduction in the Participant's base salary and annual bonus opportunity, (ii) a material adverse alteration in the nature or status of the Participant's responsibilities, duties or title from those in effect immediately prior to the Change in Control, including without limitation, if the Participant was, immediately prior to the Change in Control, an executive officer of a public company, the Participant ceasing to be an executive officer of a public company or (iii) a relocation of the Participant's principal place of employment to a location more than fifty (50) miles from the Participant's principal place of employment immediately prior to the Change in Control; provided, that the Participant must provide written notice to the Company stating the circumstances believed to constitute Good Reason within 60 days of the initial existence of such circumstances and the Company shall have 30 days to remedy such circumstance and if not remedied, the Participant may then deliver his or her notice resignation with Good Reason with a termination of employment effective date no later than 45 days following the 30-day remedy period. 2.20 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422. 2.21 "Initial Holder" shall have the meaning set forth in the Second Restated Articles of Incorporation of the Company. 2.22 "Insider" shall mean an individual who is, on the relevant date, an officer, director or more than ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act. 2.23 "Non-Employee Director" shall have the meaning set forth in Article 4 herein. 2.24 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422. 2.25 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein. 2.26 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option. 2.27 "Participant" means an Employee, Director, or other individual designated by the Board who has been selected to receive an Award or who has an outstanding Award granted under the Plan. 2.28 "Performance Period" shall have the meaning set forth in Article 8 herein. 2.29 "Performance Share" means an Award granted to a Participant, as described in Article 10 herein. 2.30 "Performance Unit" means an Award granted to a Participant, as described in Article 11 herein. 2.31 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein. 2.32 "Permitted Transferee" shall have the meaning set forth in the Second Restated Articles of Incorporation of the Company and include a Permitted Trustee solely in its capacity as a trustee of a Permitted Trust.

5 2.33 "Permitted Trust" shall have the meaning set forth in the Second Restated Articles of Incorporation of the Company. 2.34 "Permitted Trustee" shall have the meaning set forth in the Second Restated Articles of Incorporation of the Company. 2.35 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company. 2.36 "Phantom Shares" means an Award granted to a Participant pursuant to Article 13 herein. 2.37 "Prior Plan" means the Incentive Compensation Plan, as amended and restated as of July 10, 2024. 2.38 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein. 2.39 "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 9 herein. 2.40 "Share-Based Award" means an Award granted to a Participant pursuant to Article 14 herein. 2.41 "Shares" means the shares of Class A Common Stock of the Company. 2.42 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Article 7 herein. 2.43 "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a fifty percent (50%) or greater voting interest. 2.44 "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled). ARTICLE 3. Administration 3.1 General. The Plan shall be administered by the Board and the Board may delegate its responsibility to the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Board may delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors may not be so delegated. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. The Committee shall have the authority to delegate administrative duties to Employees, officers or Directors of the Company or any other committee approved by the Committee. 3.2 Authority of the Board. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Directors and other individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 21 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Board shall make all other determinations which may be

6 necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 3.1 herein), the Board may delegate its authority as identified herein. 3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board or the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, Employees, Participants, and their estates and beneficiaries. ARTICLE 4. Shares Subject to the Plan and Maximum Awards 4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Article 20 herein, the maximum aggregate number of Shares available for issuance under the Plan shall be (i) 2,000,000, (ii) the number of Shares that remain available for grant under the Prior Plan as of the Effective Date and (iii) the number of Shares that are subject to or underlie awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered in Shares under the Prior Plan following the Effective Date, except for Shares surrendered or withheld as payment of either the exercise price of an award under the Prior Plan and/or withholding taxes in respect of an award under the Prior Plan. Notwithstanding the generality of the foregoing, subject to adjustment as provided in Article 20, the maximum number of Shares available for issuance under the Plan with respect to ISOs shall be 2,000,000. Shares available under the Plan shall be now or hereafter issued or authorized but unissued. For purposes of this Article 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for issuance in connection with future Awards granted under the Plan. Shares purchased on the open market with cash proceeds generated by the exercise of an Option will not increase or replenish the number of Shares available for grant. In the event that Shares are delivered in respect of an Award, all of the Shares subject to the Award (including any Shares used to satisfy applicable tax withholding obligations) shall be considered in calculating the maximum number of Shares available for delivery under the Plan. Shares surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of such an Award shall be counted against the share limits of this Plan and shall not again be available for issuance in connection with future Awards. 4.2 Maximum Awards. Subject to adjustment as provided in Article 20, the following rules shall apply to grants of such Awards under the Plan, except as provided in Section 4.3: (a) Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be one million (1,000,000). (b) SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be one million (1,000,000). (c) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be five hundred thousand (500,000) Shares. (d) Restricted Stock Units: The maximum aggregate number of Shares that may be granted in the form of Restricted Stock Units, pursuant to any Award granted in any one fiscal year to one single Participant shall be five hundred thousand (500,000). (e) Performance Shares: The maximum aggregate payout (determined as of the end of the applicable Performance Period) with respect to Awards of Performance Shares granted in any one fiscal year to any one Participant shall be equal to the value of one million and five hundred thousand (1,500,000) Shares.

7 (f) Performance Units: The maximum aggregate payout (determined as of the end of the applicable Performance Period) with respect to Awards of Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of one million and five hundred thousand (1,500,000) Shares. (g) Cash-Based Awards: The maximum aggregate payout (determined as of the end of the applicable Performance Period) with respect to Cash-Based Awards granted in any one fiscal year to any one Participant shall be $10,000,000. (h) Phantom Shares: The maximum aggregate payout (determine at the end of the applicable Performance Period) with respect to Phantom Shares granted in any one fiscal year to any one Participant shall be equal to the value of one million and five hundred thousand (1,500,000) Shares. (i) Other Share-Based Awards: The maximum aggregate number of Shares that may be granted in the form of other Share-Based Awards, pursuant to any Award granted in any one fiscal year to one single Participant shall be five hundred thousand (500,000). 4.3 Non-Employee Director Compensation. The Board shall determine from time to time the amount and form of compensation to be paid to Directors who are not Employees (the "Non-Employee Directors") for serving as a member of the Board. The percentage of Non-Employee Directors' compensation to be paid in cash, Shares, or in other forms of compensation shall be determined by the Board from time to time. In addition to the annual compensation of Non-Employee Directors, the Board may also authorize one-time grants of Awards to Non- Employee Directors, or to an individual who is not an Employee upon joining the Board, on such terms as it shall deem appropriate. Subject to adjustment as provided in Article 20, the total value of any Awards granted to a Non- Employee Director in a fiscal year (calculating the value of any such Awards based on the grant date fair value of such Awards for the Company's financial reporting purposes), when aggregated with such Non-Employee Director's cash fees with respect to such fiscal year, shall not exceed $750,000 in the aggregate. The Board may make exceptions to increase such limit to $1,000,000 for individual Non-Employee Directors in extraordinary circumstances, such as where a Non-Employee Director serves as a member of a special litigation or transactions committee of the Board, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation involving such Non-Employee Director. 4.4 Minimum Vesting. Any Awards that settle in Shares (other than such Awards representing a maximum of five percent (5%) of the Shares reserved for issuance under the Plan, as adjusted pursuant to Article 20) shall be granted subject to a minimum time-vesting period of at least twelve (12) months, such that no such Awards shall vest prior to the first anniversary of the applicable grant date. Notwithstanding the foregoing, the Board may accelerate the vesting of awards prior to the first anniversary of the applicable grant date (a) due to the Participant's death, disability, retirement, leave of absence or termination of employment, or upon a divestiture, reduction in force or sale or disposition of a subsidiary or division or any other similar event, in each case as determined by the Board or (b) as provided in Article 19 hereof. ARTICLE 5. Eligibility and Participation 5.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Directors, and other individuals designated by the Board. 5.2 Actual Participation. Subject to the provisions of the Plan, the Board may, from time to time, select from all eligible Employees, Directors, and other individuals designated by the Board, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

8 ARTICLE 6. Stock Options 6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board; provided, however, that no Director shall be granted any ISO. 6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, termination and transferability rights, and such other provisions as the Board shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422. 6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. 6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. 6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant. 6.6 Payment. Unless otherwise determined by the Board, Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full in one of the following manners: (a) in cash or its equivalent, or (b) to the extent so provided by the Board, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price or by withholding from issuance upon exercise the Shares with an aggregate Fair Market Value equal to the total Option Price, or (c) by a combination of (a) and (b). The Board also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s) or other appropriate documentation of acquisition of such Shares. 6.7 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. ARTICLE 7. Stock Appreciation Rights 7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

9 The Board shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. 7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO. 7.3 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes upon them. 7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Board shall determine. 7.5 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years. 7.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Board, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Board's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR. ARTICLE 8. Restricted Stock 8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine. 8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine. 8.3 Other Restrictions. The Board shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal

10 or state securities laws. The time period during which the performance goals must be met shall be called a "Performance Period." The performance goals shall be established in writing by the Board. The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Article 8 or otherwise determined by the Board, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction. 8.4 Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. 8.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the Shares while they are so held. The Board may apply any restrictions to the dividends that the Board deems appropriate. ARTICLE 9. Restricted Stock Units 9.1 Grant of Restricted Stock Units. Subject to the terms of the Plan, Restricted Stock Units may be granted in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board. 9.2 Award Agreement. Each Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of such Award and such other provisions as the Board shall determine. 9.3 Vesting of Restricted Stock Units. The Board shall establish the terms and conditions of such Award, including any vesting provisions and performance goals. The performance goals shall be established in writing by the Board. 9.4 Form and Timing of Payment of Restricted Stock Units. Subject to the terms of this Plan, the Award Agreement shall set forth the time and form of payment of each Award of Restricted Stock Units. Restricted Stock Units may be settled by the delivery of Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Award Agreement. In addition, at the time of the grant of Restricted Stock Units, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Shares (or their cash equivalent) subject to the Award of Restricted Stock Units to a time after the vesting of such Award of Restricted Stock Units. Dividend equivalents may be credited in respect of Shares covered by an Award of Restricted Stock Units, as determined by the Board and contained in the Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Shares covered by the Award of Restricted Stock Units in such manner as determined by the Board. Unless otherwise set forth in an Award Agreement, any additional Shares covered by the Award of Restricted Stock Units credited by reason of such dividend equivalents will be subject to the same vesting and forfeiture restrictions as apply to the underlying Award of Restricted Stock Units to which they relate (including any time-based or performance-based vesting requirements). ARTICLE 10. Performance Shares 10.1 Grant of Performance Shares. Subject to the terms of the Plan, Performance Shares may be granted at any time or from time to time, as shall be determined by the Board. 10.2 Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify the Performance Period(s) and such other provisions as the Board shall determine.

11 10.3 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares that will be paid out to the Participant. The performance goals shall be established in writing by the Board. 10.4 Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payment with respect to the number and value of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. 10.5 Form and Timing of Payment of Performance Shares. Subject to Article 17, payment of earned Performance Shares shall be made in lump-sum payments at such time or times designated by the Board following the close of the applicable Performance Period, but in no event later than 2 1/2 months following the end of the calendar year in which the Performance Period closes. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period plus or minus any investment return from the close of the Performance Period to the date of payment as determined by the Board in its discretion. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. At the discretion of the Board and subject to the requirements of Section 409A of the Code, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as those that apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein). In addition, Participants may, at the discretion of the Board, be entitled to exercise their voting rights with respect to such Shares. ARTICLE 11. Performance Units 11.1 Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted at any time or from time to time, as shall be determined by the Board. 11.2 Award Agreement. Each Performance Unit grant shall be evidenced by an Award Agreement that shall specify the Performance Period(s) and such other provisions as the Board shall determine. 11.3 Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Board at the time of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participant. The performance goals shall be established in writing by the Board. 11.4 Earning of Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payment with respect to the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. 11.5 Form and Timing of Payment of Performance Units. Subject to Article 17, payment of earned Performance Units shall be made in lump-sum payments at such time or times designated by the Board following the close of the applicable Performance Period, but in no event later than 2 1/2 months following the end of the calendar year in which the Performance Period closes. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period plus or minus any investment return from the close of the Performance Period to the date of payment as determined by the Board in its discretion. Such Shares may be granted subject to any restrictions

12 deemed appropriate by the Board. The determination of the Board with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Dividend equivalents may be credited in respect of Shares covered by an Award of Performance Units, as determined by the Board and contained in the Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Shares covered by the Award of Performance Units in such manner as determined by the Board. Unless otherwise set forth in an Award Agreement, any additional Shares covered by the Award of Performance Units credited by reason of such dividend equivalents will be subject to the same vesting and forfeiture restrictions as apply to the underlying Award of Performance Units to which they relate (including any time-based or performance-based vesting requirements). ARTICLE 12. Cash-Based Awards 12.1 Grant of Cash-Based Awards. Subject to the terms of the Plan, Cash-Based Awards may be granted at any time or from time to time, as shall be determined by the Board. 12.2 Award Agreement. Each Cash-Based Awards grant shall be evidenced by an Award Agreement that shall specify the Performance Period(s) and such other provisions as the Board shall determine. 12.3 Vesting of Cash-Based Awards. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value of the Cash-Based Award that will be paid out to the Participant. The performance goals shall be established in writing by the Board. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Cash-Based Awards shall be entitled to receive payment with respect to the number and value of Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. 12.4 Form and Timing of Payment of Cash-Based Awards. Subject to Article 17, payment of earned Cash-Based Awards shall be made in lump-sum cash payments at such time or times designated by the Board following the close of the applicable Performance Period, but in no event later than 2 ½ months following the end of the calendar year in which the Performance Period closes. The determination of the Board with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. ARTICLE 13. Phantom Shares 13.1 Grant of Phantom Shares. Subject to the terms of the Plan, Phantom Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board. 13.2 Award Agreement. Each Phantom Share grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of such Award and such other provisions as the Board shall determine. 13.3 Value of Phantom Shares. Each Phantom Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall establish the terms and conditions of such Award, including any vesting provisions and performance goals. The performance goals shall be established in writing by the Board. 13.4 Earning of Phantom Shares. Subject to the terms of this Plan, the holder of any vested Phantom Shares shall be entitled to receive payout on the number and value of Phantom Shares earned by the Participant over the Performance Period, to be determined by the extent to which the corresponding performance goals have been achieved. 13.5 Form and Timing of Payment of Phantom Shares. Subject to Article 17, payment of earned Phantom Shares shall be made in a single lump sum at such time as designated by the Board, but in no event later

13 than 2 ½ months following the end of the calendar year in which the Phantom Shares vest. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Phantom Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Phantom Shares at such time as designated by the Board. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. At the discretion of the Board and subject to the requirements of Section 409A of the Code, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Phantom Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as those that apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.5 herein). ARTICLE 14. Other Share-Based Awards Subject to the terms of the Plan, the Board may grant other Share-Based Awards under this Plan, including without limitation, those Awards pursuant to which Shares are acquired or may in the future be acquired and including Awards of dividend equivalents. The Board, in its sole discretion, shall determine the terms and conditions of such other Share-Based Awards. ARTICLE 15. Performance Measures The performance measure(s) to be used for purposes of Awards, the attainment of which may determine the degree of payout and/or vesting with respect to such Awards, shall be based on one or more performance measures established by the Board, in its sole discretion from time to time, which may include, but are not limited to the following criteria: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, assets, equity, sales, investment, return on invested capital ("ROIC") or internal rate of return); (d) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), or cumulative cash flow per share); (e) earnings before or after taxes (including, but not limited to, earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA", "EBITDA"); (f) gross revenues or sales; (g) operating profit (including, but not limited to, net operating profit after taxes ("NOPAT"); (h) margins (including, but not limited to, gross margin, operating margin or pre-tax profit margin); (i) operating expenses; (j) working capital; (k) share price (including, but not limited to, growth measures, total shareholder return ("TSR") and relative total shareholder return); (l) dividend payments;

14 (m) implementation or completion of critical projects or processes; (n) strategic business criteria, consisting of one or more objectives based on meeting specified market share, market penetration, product launch, inventory goals, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, productivity ratios, expense targets or cost reduction goals, and budget comparisons; (o) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, management succession plans, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (p) environmental, social and governance (ESG) objectives; and (q) any combination of, or a specified increase or decrease in, any of the foregoing. Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Board. The Board shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals. Nevertheless, the Board shall make appropriate adjustments in the performance goals under an Award to reflect the impact of the following extraordinary items not reflected in such goals: (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature of infrequent in occurrence or related to the disposal of a segment of a business, and (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30. The Board shall have full authority and discretion to, from time to time, as the Board deems necessary or appropriate, modify the accounting principles and components applied in the determination of the degree of attainment of the preestablished performance goals with respect to all Awards. In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. ARTICLE 16. Beneficiary Designation Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. ARTICLE 17. Deferrals The Board may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR,

15 the lapse or waiver of restrictions with respect to Restricted Stock, the vesting of Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares, Cash-Based Awards, Phantom Shares and Share-Based Awards. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals and such deferrals shall comply with Section 409A of the Code and any regulations or guidance promulgated thereunder. ARTICLE 18. Rights of Employees/Directors 18.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. 18.2 Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. 18.3 Termination of Employment/Directorship/Relationship. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise and/or receive payment for any Award following termination of the Participant's employment or directorship with the Company, or termination of relationship with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among Awards and may reflect distinctions based on the reasons for termination. 18.4 Competition. In the event the Participant engages in any Competition with the Company, the Participant immediately and permanently forfeits the right to exercise and/or receive payment for any Award, whether or not vested. Except as otherwise provided in an Award Agreement, the Participant must return to the Company (a) the Participant's gain in respect of an Award or in respect of Options or SARs exercised at any time within the twelve-month period preceding the date the Participant became engaged in Competition with the Company, (b) all Shares that have been issued to the Participant in respect of an Award within the twelve-month period preceding the date the Participant became engaged in Competition with the Company and (c) any value paid in cash to the Participant in respect of an Award at any time within the twelve-month period preceding the date the Participant engaged in Competition with the Company. 18.5 Nontransferability. Except as otherwise provided in a Participant's Award Agreement or determined by the Board, Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of decent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or determined by the Board, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative. ARTICLE 19. Change in Control 19.1 Change in Control Treatment of Outstanding Awards. Unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges: (a) Performance Awards. In the event that a Change in Control occurs during a Performance Period, (i) all outstanding Awards, other than the Cash-Based Awards, subject to performance-based vesting shall, immediately prior to the Change in Control, (I) be converted to an Award with a number of Shares underlying such Award equal to the greater of (x) the number of Shares earned as determined using the applicable performance achieved through the date of the Change in Control, as determined by the Board in its sole discretion or (y) the target number of Shares, (II) cease to be subject to the achievement of performance criteria and (III) vest

16 in full at the end of the Performance Period provided the Participant is employed by or is providing services to the Company or any Affiliate on such date; and (ii) all outstanding Cash-Based Awards subject to performance-based vesting shall, immediately prior to the Change in Control, (I) be converted to a Cash-Based Award equal to the greater of (x) an amount of cash earned as determined using the applicable performance achieved through the date of the Change in Control, as determined by the Board in its sole discretion or (y) the target level of cash, (II) cease to be subject to the achievement of performance criteria, (III) during the remainder of the Performance Period, be credited with such reasonable interest rate as the Board shall determine (and until the Board determines otherwise, such interest rate shall equal the three-year U.S. Treasury rate, as adjusted for the Company's credit rating as of the end of the Company's fiscal year prior to the Change in Control) and (IV) vest in full at the end of the Performance Period provided the Participant is employed by or is providing services to the Company or any Affiliate on such date. (b) Assumption/Substitution of Awards. Unless otherwise determined by the Board and/or evidenced in an Award Agreement, with respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event that (1) a Change in Control occurs and (2) the Participant's employment or service is terminated by the Company, its successor or affiliate thereof without Cause or the Participant resigns with Good Reason, in either case, on or after the effective date of the Change in Control but prior to twenty-four (24) months following such Change in Control, then: (i) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) Any restriction periods and restrictions imposed on all outstanding Awards of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, and Cash-Based Awards and Share-Based Awards shall lapse and be settled as soon as reasonable practicable, but in no event later than ten (10) days following such termination of employment; and (iii) Notwithstanding anything to the contrary, if the Change in Control event does not constitute a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company under Section 409A of the Code, and if the Company determines any Award constitutes deferred compensation subject to Section 409A of the Code, then the vesting of such Award shall be accelerated as of the date of termination of employment, but the Company shall pay such Award on its scheduled payment date (which may be a "separation from service" within the meaning of Section 409A of the Code), but in no event more than 90 days following the scheduled payment date. (c) No Assumption/Substitution of Awards. Unless otherwise determined by the Board and/or evidenced in an Award Agreement, with respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) Any restriction periods and restrictions imposed on all outstanding Awards of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, and Cash-Based Awards and Share-Based Awards shall lapse and be

17 settled as soon as reasonable practicable, but in no event later than ten (10) days following the Change in Control; and (iii) Notwithstanding anything to the contrary, if the Company determines any Award constitutes deferred compensation subject to Section 409A of the Code, then to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the vesting of such Award shall be accelerated as of the effective date of the Change in Control in accordance with clauses (i) and (ii) above, but the Company shall pay such Award on its scheduled payment date, but in no event more than 90 days following the scheduled payment date. (d) Assumed/Substituted. For purposes of this Section 19.1, the Awards shall be considered assumed or substituted for if, following the Change in Control, (i) any adjustments necessary to preserve the intrinsic value of the Participant's outstanding Awards have been made, and the Company's acquirer or successor, as applicable, irrevocably assumes the Company's obligations under this Plan or (ii) such acquirer or successor replaces the Participant's outstanding Awards with Awards having substantially the same intrinsic value and having terms and conditions no less favorable to the Participant than those applicable to the Participant's Awards immediately prior to the Change in Control. In addition, the Awards shall be considered assumed or substituted for only if any equity based Awards, after the Change in Control, relate to common stock of the Company's acquirer or successor which is publicly held and widely traded on an established stock exchange. In respect of any Awards that are assumed or substituted and are converted into deferred cash awards, during the remainder of the applicable period prior to payment of such Award, the deferred cash award shall be credited with such reasonable interest rate as the Board shall determine immediately prior to the Change in Control (and until the Board determines otherwise, such interest rate shall equal the three-year U.S. Treasury rate, as adjusted for the Company's credit rating as of the end of the Company's fiscal year prior to the Change in Control). (e) Cashout of Awards. Notwithstanding any other provision of the Plan, in the event of a Change in Control in which the consideration paid to the holders of Shares is solely cash, the Board may, in its discretion to the extent such treatment does not result in tax penalties under Section 409A of the Code, provide that each Award shall, upon the occurrence of a Change in Control, be cancelled in exchange for a payment in an amount equal to (i) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (ii) the number of Shares granted under the Award. 19.2 Termination, Amendment, and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 21.3 hereof) or any Award Agreement provision, the provisions of this Article 19 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board may terminate, amend, or modify this Article 19 at any time and from time to time prior to the date of a Change in Control. ARTICLE 20. Change in Capitalization In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Board shall make such adjustment in the number and class of Shares which may be delivered under Article 4, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Article 4 as it

18 determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number; provided, further, that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. ARTICLE 21. Amendment, Modification, and Termination 21.1 Amendment, Modification, and Termination. Subject to Sections 21.3, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirements. Prior to such approval, Awards may be made under the Plan expressly subject to such approval. 21.2 Adjustment of Awards. The Board (or its delegate) may make adjustments in the terms and conditions of, and the criteria included in, any Award in any situation it deems appropriate, as long as the adjustment of such Award does not adversely affect the holder; provided, that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 409A of the Code. 21.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Article 19, 20, 22 and 26 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. 21.4 Prohibition on Repricing. Subject to limitations imposed by Section 409A of the Code or other applicable law, in no event shall the exercise price with respect to an Award be reduced following the grant of an Award, nor shall an Award be cancelled in exchange for a replacement Award with a lower exercise price or in exchange for another type of Award or cash payment without shareholder approval. ARTICLE 22. Clawback If the Company's financial results are materially restated, the Board may review the circumstances surrounding the restatement and determine whether and which Participants will be required to forfeit the right to receive any future Awards or other equity based incentive compensation under the Plan and/or repay any Awards or cash payments determined by the Board to have been inappropriately received by the Participant. If the Company's financial results are restated due to fraud, any Participant who the Board determines participated in or is responsible for the fraud causing the need for the restatement, forfeits the right to receive any future Awards or other equity based incentive compensation under the Plan and must repay any Awards or cash payments in excess of the amounts that would have been received based on the restated financial results. Any repayments required under this Article 22 must be made by the Participant within ten (10) days following written demand from the Company. This paragraph applies only to Participants in the Plan who also participate in the Steelcase Inc. Executive Severance Plan. In addition to the prior paragraph, all Awards granted under the Plan and any other applicable compensation the Participant receives, has received or may become entitled to receive from the Company will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including the Company's Clawback Policy adopted in 2023. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of an event constituting "cause". No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any plan or agreement with the Company.

19 ARTICLE 23. Withholding 23.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. 23.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the applicable statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate. ARTICLE 24. Indemnification To the maximum extent permitted by the Second Restated Articles of Incorporation of the Company (as may be amended or restated from time to time), the Amended By-laws of the Company (as may be amended and restated from time to time) and applicable law, each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Second Restated Articles of Incorporation of the Company (as may be amended or restated from time to time), the Amended By-laws of the Company (as may be amended and restated from time to time) and applicable law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. ARTICLE 25. Successors All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. ARTICLE 26. Legal Construction 26.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. 26.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. 26.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 26.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b–3 or its successors under the 1934 Act. To the extent any

20 provision of the plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. 26.5 Section 409A. The intent of the parties is that payments and benefits under this Plan comply with Section 409A of the Code, to the extent subject thereto, and accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Participant shall not be considered to have terminated employment with the Company for purposes of this Plan unless the Participant would be considered to have incurred a "separation from service" from the Company within the meaning of Section 409A of the Code. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code, and any payments described in this Plan that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan (or any other plan or agreement of the Company) during the six-month period immediately following a Participant's separation from service shall instead be paid on the first business day after the date that is six months following the Participant's separation from service (or death, if earlier). The Plan and any Award Agreements issued thereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. The Company makes no representation that any or all of the payments described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. Each Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code. 26.6 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Michigan. * * * * *

21 ARTICLE 27. Execution IN WITNESS WHEREOF, Steelcase Inc. has caused this Plan, captioned "Steelcase Inc. Incentive Compensation Plan," as amended and restated effective as of July 9, 2025, to be executed by its duly authorized officer this 9th day of July, 2025. STEELCASE INC. /s/ Donna K. Flynn By: Donna K. Flynn Its: Vice President, Chief People Officer